SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2003

Equistar Chemicals, LP

(Exact name of registrant as specified in its charter)

Delaware	333-76473	76-0550481
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1221 McKinney Street

Suite 700, Houston, Texas 77010

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 713-652-7200

Item 5. Other Events.

On December 17, 2003 Equistar Chemicals, LP (“Equistar”) announced the closing of its previously announced $450 million, four-year accounts receivable sales facility and $250 million, four-year inventory-based revolving credit facility. Equistar’s December 17, 2003 press release regarding the closing of these transactions is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

4.6	(b)	First Supplemental Indenture dated as of November 21, 2003 among Equistar Chemicals, LP, Equistar Funding Corporation and The Bank of New York, as Trustee, to the Indenture dated as of April 22, 2003 (filed as an exhibit to Equistar’s Registration Statement No. 333-111134 and incorporated herein by reference)

4.7		Credit Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the subsidiaries of Equistar Chemicals, LP parties thereto, the lenders party thereto, Bank One, NA, Credit Suisse First Boston and JP Morgan Chase Bank as Co-Documentation Agents, Bank of America, N.A. and Citicorp USA, Inc. as Co-Collateral Agents, and Citicorp USA, Inc. as Administrative Agent

4.8		Security Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the other borrowers and guarantors party thereto, and Citicorp USA, Inc. as Administrative Agent

4.9		Receivables Purchase Agreement dated as of December 17, 2003 among Equistar Receivables II, LLC as the seller, Equistar Chemicals, LP as the servicer, the banks and other financial institutions party thereto as purchasers, Bank One, NA, Credit Suisse First Boston and JP Morgan Chase Bank as Co-Documentation Agents, Citicorp USA, Inc. and Bank of America, N.A. as Co-Asset Agents, Citicorp USA, Inc. as Administrative Agent, and Citigroup Global Markets Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners

4.10		Undertaking Agreement dated as of December 17, 2003 by Equistar Chemicals, LP

99.1		Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equistar Chemicals, LP

By:	/s/ Charles L. Hall
Charles L. Hall
Vice President, Controller and
Chief Accounting Officer

Date: December 19, 2003

INDEX TO EXHIBITS

Exhibit Number		Description
4.6	(b)	First Supplemental Indenture dated as of November 21, 2003 among Equistar Chemicals, LP, Equistar Funding Corporation and The Bank of New York, as Trustee, to the Indenture dated as of April 22, 2003 (filed as an exhibit to Equistar’s Registration Statement No. 333-111134 and incorporated herein by reference)

4.7		Credit Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the subsidiaries of Equistar Chemicals, LP parties thereto, the lenders party thereto, Bank One, NA, Credit Suisse First Boston and JP Morgan Chase Bank as Co-Documentation Agents, Bank of America, N.A. and Citicorp USA, Inc. as Co-Collateral Agents, and Citicorp USA, Inc. as Administrative Agent

4.8		Security Agreement dated as of December 17, 2003 among Equistar Chemicals, LP, the other borrowers and guarantors party thereto, and Citicorp USA, Inc. as Administrative Agent

4.9		Receivables Purchase Agreement dated as of December 17, 2003 among Equistar Receivables II, LLC as the seller, Equistar Chemicals, LP as the servicer, the banks and other financial institutions party thereto as purchasers, Bank One, NA, Credit Suisse First Boston and JP Morgan Chase Bank as Co-Documentation Agents, Citicorp USA, Inc. and Bank of America, N.A. as Co-Asset Agents, Citicorp USA, Inc., as Administrative Agent, and Citigroup Global Markets Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners

4.10		Undertaking Agreement dated as of December 17, 2003 by Equistar Chemicals, LP

99.1		Press Release